Exhibit 10.1

AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this “Amendment”), dated as of December 12, 2016, amends the Stock Purchase Agreement (the “Purchase Agreement”), dated as of November 22, 2016, by and among Imation Corp. (“Seller”) and NXSN Acquisition Corp. (“Purchaser”).

WHEREAS, the Parties desire to amend the Purchase Agreement on the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.       Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

2.       Amendments. The Purchase Agreement is hereby amended as follows:

(a)       §1 of the Purchase Agreement is hereby amended by deleting the definitions of “Proxy Statement”, “Requisite Vote”, “Seller Stockholders Meeting”, and “Seller Stockholders” in their entirety.

(b)       §4(a)(ii) of the Purchase Agreement is hereby amended by deleting:

(i)       the phrase “, subject to, with respect to the execution and delivery of the other Transaction Documents and consummation of the Transactions, the Requisite Vote” in the first sentence thereof; and

(ii)       the phrases “(y)” and “and (z) recommending the adoption of this Agreement and the Transactions to the stockholders of the Seller” in the last sentence thereof.

(c)       §4(a)(iii) of the Purchase Agreement is hereby amended by deleting the phrase “the Proxy Statement with the SEC in accordance with the Exchange Act, and such other” in clause (A) thereof.

(d)       §4(b)(iii) of the Purchase Agreement is hereby amended by deleting the phrase “, subject to the Requisite Vote” in the first sentence thereof.

(e)       §4(d) of the Purchase Agreement is hereby amended by deleting the phrase “subject to the Requisite Vote,” in in clauses (i) and (ii) thereof.

(f)       §5(k) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(k) [RESERVED].”

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(g)       §5(l)(ii) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) [RESERVED].”

(h)       §7(a)(i) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(i) [RESERVED].”

(i)       §7(b)(i) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(i) [RESERVED].”

(j)       §10(a)(iii) of the Purchase Agreement is hereby amended by deleting the clause “(B) the Seller shall have failed to include in the Proxy Statement the recommendation of the Board of Directors of the Seller in favor of approval of the Transactions or this Agreement” in its entirety, and redesignating clauses (C), (D), (E), (F) and (G) thereof as clauses (B), (C), (D), (E) and (F), respectively.

(k)       §10(b)(i) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(i) [RESERVED].”

(l)       §10(b)(iii) of the Purchase Agreement is hereby amended by deleting the phrase “§10(b)(i) and” in the first sentence thereof.

3.       Nature of Agreement; No Other Amendments. The Parties hereby acknowledge and agree that this Amendment constitutes an amendment to the Purchase Agreement in accordance with §11(i) thereof. Except as specifically amended by this Amendment, all other terms and provisions of the Purchase Agreement shall remain in full force and effect. Each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended by this Amendment.

4.       Headings. The section headings of this Amendment are for reference purposes only and are to be given no effect in the construction or interpretation of this Amendment.

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5.       Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, ..pdf or other electronic means shall be effective as delivery of a manually executed counterpart to the Amendment.

6.       Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the conflicts of Law principles thereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed, as of the date first above written.

IMATION CORP.

By:	/s/ Tavis J. Morello
Name: Tavis J. Morello
Title: General Counsel and Corporate Secretary

NXSN ACQUISITION CORP.

By:	/s/ Trevor L. Colhoun
Name: Trevor L. Colhoun
Title: Chairman

Signature Page to Amendment No. 1 to Stock Purchase Agreement